UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                     Date of Report: October 26, 2006
                    (Date of earliest event reported)



                         SPINDLETOP OIL & GAS CO.
          (Exact name of registrant as specified in its charter)


            Texas                       000-18774              75-2063001
  (State or other jurisdiction      (Commission File No.)  (IRS Employer ID #)
of incorporation or organization)


                       12850 Spurling Rd., Suite 200
                           Dallas, Texas  75230
                 (Address of principal executive offices)


                              (972) 644-2581
           (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions


[     ]     Written communications pursuant to rule 425 under the Securities
            Act (17 CFR 230.425)

[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

On October 20, 2006 Spindletop Oil & Gas Co. ("Spindletop" or the "Registrant"), Giant Energy Corp. ("Giant) and Williams Production - Gulf Coast Company LP ("Williams") entered into Amendment No. 1 to Farmout and Exploration Agreement (as so amended the "Amended Agreement") which amended and clarified a number of provisions in the original Farmout and Exploration Agreement dated August 22, 2006 among the parties. The Amended Agreement:

- continues to cover approximately 11,500 acres of leasehold interest held by either Spindletop or Giant in Parker, Wise, Johnson, Hood, Erath, Jack, Clay and Palo Pinto counties, Texas.

- provides that Williams shall drill a number of horizontal wells on the subject acreage to test the Barnett Shale formation at no cost to Spindletop or Giant for Williams to earn up to 50% of the gross working interest held by Spindletop or Giant in the leasehold interest acreage.

- provides that Williams shall be the operator of each well drilled for a period of ninety (90) days after the date of the first oil or gas sales from each well and thereafter Williams is to transfer the operator status to Spindletop or Giant, as the case may be.

- provides a general drilling schedule for Williams through the calendar year 2008, subject to future adjustment, along with the right of Williams to propose further wells for the area of mutual interest.

- allows the parties to terminate the Amended Agreement on the occurrence of certain events or in the event that Williams does not drill wells in accordance with the schedule and the application of a termination fee to be paid by Williams in certain events.

Giant is the owner of approximately 76% of the outstanding shares of Common Stock of Spindletop. Giant is 100% owned by Chris G. Mazzini, President and a director of Spindletop. Williams has no material relationship with either Spindletop or Giant other than in respect of the Amended Agreement.


















                                   - 2 -


                                Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SPINDLETOP OIL & GAS CO.
                                                 (Registrant)


Date:  October 26, 2006                    By: /s/ Chris G. Mazzini
                                           Chris G. Mazzini
                                           President and Chief
                                           Executive Officer







































                                   - 3 -

??

??

??

??